                                                                  EXHIBIT 10.138


                      TERMINATION OF EMPLOYMENT AGREEMENT


     THIS TERMINATION OF EMPLOYMENT AGREEMENT, made this 7th day of October, 1999, by and between PPD Development, Inc. ("PPD"), and Joshua S. Baker ("Employee").

     WHEREAS, PPD and Employee entered into that certain employment agreement dated October 1, 1997 (the "Employment Agreement"); and

     WHEREAS, the parties desire to terminate the Employment Agreement pursuant to the terms and conditions more specifically set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and considerations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Termination of Employment Agreement. The Employment Agreement shall be
          ------------------------------------
deemed terminated as of the close of business on October 7, 1999 (the "Termination Date").

     2.   Rights and Obligations.
          ----------------------

          a. Neither party hereto shall have any further rights or obligations under the Employment Agreement, except (a) such rights and obligations as shall have accrued prior to the Termination Date, and (b) such rights and obligations which by the terms of the Employment Agreement survive the Termination date.

          b. Notwithstanding anything in Section 2.a. or in the 1999 PPD Employee Bonus Plan (the "Plan") to the contrary, Employee shall be paid such bonus under the Plan for fiscal year 1999 as he would have been entitled to receive as if he were employed by PPD on the date all other bonuses are paid under the Plan, except that the amount of Employee's bonus paid to him shall be prorated based on the Termination Date.

     3.   Miscellaneous.
          -------------

          a. This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be altered or amended except by writing signed by the parties.

          b. This agreement shall be governed by the laws of State of North Carolina.

          c. This agreement shall inure to the benefit of and be binding upon PPD, its successors and assigns, and Employee, his heirs, successors, assigns and personal representatives.

     IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the date first hereinabove set forth.


PPD DEVELOPMENT, INC.


By:    /s/ Fredric N. Eshelman
       -----------------------
Name:  Fredric N. Eshelman
Title: Chief Executive Officer



    /s/ Joshua S. Baker         (SEAL)
------------------------------
Joshua S. Baker

                                       2